UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2010
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4939 Directors Place
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 652-6500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The Company previously filed on October 8, 2010 a Current Report on Form 8-K (the “Original 8-K”) disclosing a change in its certifying accountant as a result of the merger between the Company’s independent registered public accounting firm, Stonefield Josephson, Inc. and Marcum LLP. This Form 8-K/A is being filed to clarify Marcum LLP as the Company’s new independent registered public accounting firm. Item 4.01 of the Original 8-K is amended and restated in its entirety below.
Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Resignation of independent registered public accounting firm.
On October 1, 2010, Ardea Biosciences, Inc. (the “Company”) was informed by its independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”) that it has combined its practice with Marcum LLP (the “Merger”) effective as of October 1, 2010. As a result of the Merger, Stonefield effectively resigned as the Company’s independent registered public accounting firm and Marcum LLP, as the successor to Stonefield following the Merger, became the Company’s independent registered public accounting firm. The engagement of Marcum LLP was approved by the Audit Committee of the Company’s Board of Directors on October 1, 2010.
The principal accountant’s reports of Stonefield on the financial statements of the Company as of and for the years ended December 31, 2009 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2009 and December 31, 2008 and through the effective date of the Merger, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction would have caused Stonefield to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2009 and December 31, 2008 and through October 1, 2010, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Stonefield, dated October 21, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.
(b) Engagement of new independent registered public accounting firm.
On October 1, 2010, the Audit Committee approved the engagement of Marcum LLP as the Company’s independent registered public accounting firm, effective as of October 1, 2010.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description
16.1	Letter from Stonefield Josephson, Inc. to Securities and Exchange Commission dated October 21, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: October 22, 2010	/s/ CHRISTIAN WAAGE
Christian Waage
General Counsel

EXHIBIT LIST

Exhibit Number	Document Description
16.1	Letter from Stonefield Josephson, Inc. to Securities and Exchange Commission dated October 21, 2010.